                   OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
               Supplement to the dated February 5, 2004 to the
                     Prospectus dated September 24, 2003

The prospectus is changed as follows:

1.    The  prospectus  supplement  dated  February  2,  2004  is  deleted  and replaced by this supplement.

2.    The  section  titled  "Borrowing  for  Leverage"  under  "Main  Risks of
      Investing in the Fund" on page 4 of the Prospectus is deleted.

3.    The  following  paragraph  should  be added  under  the  section  "Other
      Investment Strategies" on page 11.

         Borrowing  for  Leverage.  The Fund  can  borrow  money  to  purchase additional  securities,  a technique referred to as "leverage." As
            a  fundamental   policy,  the  Fund's  borrowings  for  investment
            purposes  must be from  banks and are  limited to not more that 5%
            of the Fund's total assets.  The interest on borrowed  money is an expense that might reduce the Fund's yield.

4.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 16 is deleted and replaced with the following:

         And for  investors who invest $1 million or more, in most cases Class
         A shares  will be the most  advantageous  choice,  no matter how long you intend to hold your  shares.  For that  reason,  the  Distributor normally  will not  accept  purchase  orders of  $250,000  or more of
         Class B shares or $1 million or more of Class C shares  from a single investor.

5.    The chart under the section  captioned "HOW CAN YOU BUY CLASS A SHARES?"
      on page 17 is deleted and replaced with the following:

         ----------------------------------------------------------------
                                              Front-End
                                                Sales
                            Front-End Sales  Charge As a   Concession As
                              Charge As a   Percentage of  Percentage of
                             Percentage of    Net Amount     Offering
         Amount of Purchase Offering Price     Invested        Price
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         Less than $50,000       4.75%          4.98%          4.00%
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $50,000 or more
         but                     4.50%          4.71%          4.00%
         less than $100,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $100,000 or more
         but                     3.50%          3.63%          3.00%
         less than $250,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $250,000 or more
         but                     2.50%          2.56%          2.25%
         less than $500,000
         ----------------------------------------------------------------
         ----------------------------------------------------------------
         $500,000 or more        2.00%          2.04%          1.80%
         but
         less than $1
         million
         ----------------------------------------------------------------

February 5, 2004                                               PS0740.023